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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003



                                  MANPOWER INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Wisconsin                      1-10686                39-1672779
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)


                  5301 North Ironwood Road
                    Milwaukee, Wisconsin                        53217
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (414) 961-1000

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Item 5.  Other Events.


         On July 30, 2003, Manpower Inc. issued a press release announcing the appointment of Stephanie A. Burns, President and Chief Operating Officer of Dow Corning, as a new member to their Board of Directors. The appointment becomes effective immediately. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Exhibits.

         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated July 30, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANPOWER INC.


Dated: July 30, 2003                   By: /s/ Michael J. Van Handel
                                           -------------------------------------
                                           Michael J. Van Handel
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary


                                  EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated July 30, 2003





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